JOHCM EMERGING MARKETS OPPORTUNITIES FUND
(Class I Ticker – JOEIX; Class II Ticker – JOEAX;
Institutional Ticker – JOEMX)
a series of DundeeWealth Funds

Summary Prospectus

February 1, 2013

Before you invest, you may want to review the Fund’s prospectus (“Prospectus”), which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.dundeewealthus.com/en/Fund-Investors/Legal-Documents.asp. You can also get this information at no cost by calling 1-888-572-0968 or by sending an e-mail request to inquiries@dundeewealthus.com.  The Fund’s Prospectus, dated February 1, 2013, and the Fund’s Statement of Additional Information (“SAI”), dated February 1, 2013, are incorporated by reference into this Summary Prospectus.

Investment Objective: The investment objective of the JOHCM Emerging Markets Opportunities Fund (the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you pay if you buy and hold Fund shares.

	Institutional Shares	Class I Shares	Class II Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.05%	1.05%	1.05%
Other Expenses(1)	0.85%	0.95%	1.10%
Shareholder Servicing Fee	None	0.10%	0.25%
Total Annual Fund Operating Expenses(2)	1.90%	2.00%	2.15%
Fee Waivers and Reimbursements	(0.61)%	(0.61)%	(0.61)%
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.29%	1.39%	1.54%
(1)	“Other Expenses” are estimated for the current fiscal year.
(2)
DundeeWealth US, LP (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.29%, 1.39% and 1.54% for Institutional Shares, Class I Shares and Class II Shares, respectively, until January 31, 2014.  If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

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The example assumes that you invest $1,000,000 in Institutional Shares of the Fund, $25,000 in Class I Shares of the Fund and $10,000 in Class II Shares of the Fund (the minimum initial investment for Class II Shares is $2,000) for the time periods indicated and that you sell your shares at the end of those periods.  The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same.  Although your actual costs and returns might be different, your approximate costs of investing $1,000,000 in Institutional Shares of the Fund, $25,000 in Class I Shares of the Fund and $10,000 in Class II Shares of the Fund would be:

	1 Year	3 Years
Institutional Shares	$13,139	$53,780
Class I Shares	$354	$1,421
Class II Shares	$157	$614

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategy: The Fund invests, under normal conditions, at least 80% of its assets in securities of companies domiciled in, or listed in, or whose principal business activities are located in, the emerging markets.  The Fund may invest in emerging market companies of any size, including small and mid capitalization companies in order to achieve its objective.  Emerging market countries include countries included in the MSCI Emerging Markets Index and MSCI Frontier Markets Index, countries with low to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and other countries with similar emerging market characteristics.

The Fund’s investment style can be considered as growth at a reasonable price (GARP).  GARP investment strategy is a blend of growth and value investing and seeks to find companies that have strong earnings growth at a good price. The Fund employs a combination of top-down and bottom-up research to assess potential investments for the Fund.  JO Hambro Capital Management Ltd. (the “Sub-Adviser”) seeks to invest in companies that possess attractive fundamentals and fit with the Sub-Adviser’s top-down country views within the emerging markets.  The Fund will typically own between 40 and 60 companies that the Sub-Adviser believes exhibit strong business models, competitive industry positions and attractive valuations.  The Fund may also invest up to 5% of its assets in frontier markets, which are generally smaller, less liquid and less developed than emerging markets.

In addition, the Fund may invest in participatory notes. Participatory notes (commonly known as “P-notes”) are equity access products structured as debt obligations and used by investors to take positions in certain foreign securities. P-notes are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages.

Principal Risks of Investing in the Fund: Since it primarily purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time.  Price volatility is the principal risk of investing in the Fund.  You could lose all or some of your investment in the Fund.  In addition, common stocks represent a share of ownership in a company, and rank after bond and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments.  These risks are greater for securities of companies in emerging market countries because emerging market countries may have less stable governments, more volatile currencies and less established markets.

Other risks include settlement, operational, custodial valuation risk, which is defined by the lack of active trading in emerging markets that may make it difficult to obtain an accurate price for a security held by the Fund.

Developing countries may impose restrictions on the Fund's ability to repatriate investment income or capital.  Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.  For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

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Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country.

Frontier countries generally have smaller economies or less developed capital markets than traditional emerging market countries and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

P-notes, in which the Fund may invest, represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

The small and mid capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies.  In particular, these small and midcap companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups.  Therefore, small and midcap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on emerging market stocks.

Performance Information: The bar chart and performance table have been omitted because the Fund has no investment performance information to report. After the Fund has had operations for at least one full calendar year, a bar chart and table will show the Fund’s performance from year to year.  The Fund intends to compare its performance to the Morgan Stanley Capital International Emerging Markets NR Index as its primary benchmark and the Russell Emerging Markets Large Cap Index as a secondary benchmark.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.  On or about February 28, 2013, DundeeWealth US, LP is relocating to 1055 Westlakes Drive, Suite 301, Berwyn, PA 19312.

Investment Sub-Adviser: JO Hambro Capital Management Ltd.

Portfolio Managers:

James Syme, CFA Senior Fund Manager JO Hambro Capital Management Ltd. Length of Service: Since Inception
Paul Wimborne Fund Manager JO Hambro Capital Management Ltd. Length of Service: Since Inception

Purchasing, Selling and Exchanging Fund Shares: To purchase Institutional Shares of the  Fund for the first time, you must invest at least $1,000,000.  To purchase Class I Shares of the Fund for the first time, you must invest at least $25,000.  To purchase Class II Shares of the Fund for the first time, you must invest at least $2,000.  There is no minimum for subsequent investments.  Approved brokers and other institutions that purchase shares on behalf of their clients may have their own minimum and subsequent investment requirements.  The Fund may waive minimum investment requirements for initial and subsequent purchases of shares by eligible retirement account investors, participants in third-party distribution platforms and in certain other instances at the Fund’s discretion.

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You may purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”).  The price of shares issued by the Fund is based on the net asset value next determined after the Fund receives your purchase order.

Purchase and Redemption by Mail:
Regular Mail Address:	Express Mail Address:
DundeeWealth Funds	DundeeWealth Funds
C/O BNY Mellon Investment Servicing (US) Inc.	C/O BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9679	4400 Computer Drive
Providence, RI 02940-9679	Westborough, MA 01581

Purchase by Wire: To open an account by wire or to add to an existing account by wire, please call 1-888-572-0968 for instructions.

Tax Information: The Fund intends to make distributions at least annually that may be taxed as ordinary income or capital gains.  Additionally, you will recognize gain or loss when you redeem shares.  However, the distributions and any gains will not be taxable if you invested through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan account or an individual retirement account, though such amounts may be taxable to you when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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